UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 25, 2009

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CHINA LOGISTICS GROUP, INC.
(Exact name of registrant as specified in its charter)

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Florida	000-31497	65-1001686
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7300 Alondra Boulevard, Suite 108, Paramount, California 90723
 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (562) 408-3888

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously disclosed, on September 24, 2008, the U.S. Securities and Exchange Commission (the “SEC”) filed a civil complaint in the U.S. District Court for the Southern District of Florida (Case No. 08-61517-CIV-GOLD MCALILEY) (the “Complaint”) against Jeffrey Harrell, the former CEO and principal and financial accounting officer of China Logistics Group, Inc. (the “Company”), David Aubel, previously the Company’s largest shareholder and formerly a consultant to the Company, and the Company based upon the alleged improper conduct of Messrs. Harrell and Aubel that occurred prior to 2007. The Complaint alleges that at various times between April 2003 and September 2006, Messrs. Harrell and Aubel engaged in various improper accounting, reporting, securities trading and disclosure activities in violation of federal securities laws. The Complaint seeks, among other things, injunctive relief, disgorgement, civil monetary penalties, and a penny stock bar against Mr. Aubel, injunctive relief, civil monetary penalties, a penny stock bar, and an officer and director bar against Mr. Harrell, and injunctive relief and disgorgement against the Company.

Although the Company’s current management had no knowledge of Messrs. Harrell and Aubel’s improper conduct as alleged in the Complaint involving the Company when it was known as Video Without Boundaries, Inc., on February 25, 2009, the Company entered into a consent to the entry of a Permanent Injunction and Other Relief (the “Consent”) to resolve the liability aspects of the Complaint.  Once the Permanent Injunction is entered by the Court based on the terms of the Consent, the Permanent Injunction will, among other things, permanently restrain and enjoin the Company from violation of Sections 5(a) and 5(c) of the Securities Act of 1933 ("Securities Act"), 15 U.S.C. §§ 77e(a) and 77e(c); violations of Section 10(b) of the Securities Exchange Act of 1934 ("Exchange Act"), 15 U.S.C. § 78j(b), and Rule l0b-5 promulgated thereunder, 17 C.F.R. §240.l0b-5; violations of Section 13(a) of the Exchange Act, 15 U.S.C. § 78m(a), and Rules 12b-20, 13a-l, and 13a-13 thereunder, 17 C.F.R. §§ 240.12b-20, 240.13a-l, and 240. 13a-13; and violations of Sections 13(b)(2)(A) and 13(b)(2)(B) of the Exchange Act, 15 U.S.C. §§ 78m(b )(2)(A) and 8m(b )(2)(B). The Consent also provides that the Court shall determine whether it is appropriate to order disgorgement and, if so, the amount of the disgorgement.

The Company will seek to reach an agreement with the SEC on the propriety and amount of disgorgement and prejudgment interest, if any, without intervention by the Court.

A copy of the Consent is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibit is filed herewith:

	10.1	Consent of Defendant Video Without Boundaries, Inc., d/b/a China Logistics Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA LOGISTICS GROUP, INC.

Date: March 9, 2009	By:	/s/Wei Chen
Wei Chen, Chief Executive Officer